IMPAIRMENT OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2020
Disclosure Of Impairment Of Non Current Assets [Abstract]
IMPAIRMENT OF NON-CURRENT ASSETS [Text Block]

11. IMPAIRMENT OF NON-CURRENT ASSETS

The recoverable amounts of the Company's CGUs, which include mining properties, plant and equipment are determined at the end of each reporting period, if impairment indicators are identified. In previous years, commodity price declines, changes in tax legislation and a reduction in reserves and resources led the Company to determine there were impairment indicators and assessed the recoverable amounts of its CGUs. The recoverable amounts were based on each CGUs future cash flows expected to be derived from the Company's mining properties and represent each CGUs value in use. The cash flows were determined based on the life-of-mine after-tax cash flow forecast which incorporates management's best estimates of future metal prices, production based on current estimates of recoverable reserves and resources, exploration potential, future operating costs and non-expansionary capital expenditures discounted at risk adjusted rates based on the CGUs weighted average cost of capital.

At December 31, 2020, the Company recognized a $2,576 reversal of a previous impairment of the Guanaceví Mine. An increase in the reserve and resource estimate and increase in precious metal prices were considered to be indicators of an impairment reversal. The updated Guanaceví mine plan, with updated assumptions and estimates, calculated on a discounted cash flow basis using a 6.1% discount rate, resulted in significantly higher cash flows compared to the Company's previous estimates. Accordingly, the Company reversed the 2013 Guanaceví CGU impairment, limited to the carrying amount had no impairment been recognized in prior periods, net of depletion and amortization which would have been recognized in prior periods.

At December 31, 2020, the Company recognizes an impairment of the El Compas Mine Project. A decrease in the resource estimate as at December 31, 2020 was considered to be an indicator of an impairment. The carrying value related to the El Compas CGU, excluding working capital and reclamation provision, was $5,972 which was greater than its estimated recoverable amount of $2,972, calculated on a discounted cash flow basis using a 6.1% discount rate. The Company considers use of its internal discounted cash flow economic models as a proxy for the calculation of fair value in use. Based on the above assessment, the Company recorded an impairment charge related to the El Compas CGU of $3,000.

The recoverable amounts of the Guanaceví and El Compas mines were determined based on their value in use, estimated utilizing a discounted cash flow model using a 6.1% discount rate. Assumptions used to determine the recoverable amounts of the CGUs include metal prices, changes in the amount of recoverable reserves and resources, production costs, future capital expenditures and discount rates. The discounted cash flow models are a Level 3 measurement in the fair value hierarchy.

For a discounted cash flow model, any modest decrease in any one key assumption in isolation could cause the estimated recoverable amount to be less than or equal to the net carrying value.